UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)      May 10, 2006

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code      (800)-VISTEON
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐[ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01. Entry into a Material Definitive Agreement.
     On May 10, 2006, the stockholders of Visteon Corporation (“Visteon”) approved amendments to the Visteon Corporation 2004 Incentive Plan (the “Incentive Plan”) and the Visteon Corporation Non-Employee Director Stock Unit Plan (the “Director Unit Plan”). The amendments to the Incentive Plan included the following:
•	increase the maximum number of shares of common stock that may be issued under the Incentive Plan by 7,000,000 shares to 21,800,000 shares;

•	decrease the maximum number of shares of common stock that may be awarded under the Incentive Plan pursuant to stock rights, restricted stock, restricted stock, restricted stock units (but only to the extent that each such restricted stock unit may be settled by the delivery of shares of common stock) and other stock-based awards to 3,662,332 from 5,171,383;

•	change the maximum term of an option or stock appreciation right that may be awarded in the future under the plan in 2006 and thereafter to seven years from five years;

•	prohibit the transfer of awards by participants for consideration; and

•	provide that the Organization and Compensation Committee will not, without shareholder approval, grant substitute awards to replace outstanding options with a higher grant price than the substitute awards.
     On May 10, 2006, the Board of Directors of Visteon, upon the recommendation of the Corporate Governance and Nominating Committee, amended the Visteon Corporation Restricted Stock Plan for Non-Employee Directors to suspend automatic annual grants of restricted stock under such plan effective immediately. Also, the amendment to the Director Unit Plan increased the value of the annual stock unit grant from $10,000 to $70,000.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Visteon Corporation 2004 Incentive Plan, as amended, is incorporated herein by reference to Appendix C to the Proxy Statement of Visteon dated March 30, 2006.

10.2	Visteon Corporation Non-Employee Director Stock Unit Plan, as amended, is incorporated herein by reference to Appendix D to the Proxy Statement of Visteon dated March 30, 2006.

10.3	Amendment to the Visteon Corporation Restricted Stock Plan for Non-Employee Directors, effective as of May 10, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: May 12, 2006	By:	/s/ John Donofrio

John Donofrio Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page
10.1	Visteon Corporation 2004 Incentive Plan, as amended, is incorporated herein by reference to Appendix C to the Proxy Statement of Visteon dated March 30, 2006.

10.2	Visteon Corporation Non-Employee Director Stock Unit Plan, as amended, is incorporated herein by reference to Appendix D to the Proxy Statement of Visteon dated March 30, 2006.

10.3	Amendment to the Visteon Corporation Restricted Stock Plan for Non-Employee Directors, effective as of May 10, 2006.